Exhibit 4.1








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                            FORM OF TRUST AGREEMENT

                                    between

                         ML ASSET BACKED CORPORATION,

                                 as Depositor

                                      and

                      -----------------------------------

                                      as

                                 Owner Trustee

                         Dated as of __________, 200__

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                               Table of Contents
                                                                          Page
                                                                          ----

ARTICLE I        Definitions................................................1
                 SECTION 1.1     Capitalized Terms..........................1
                 SECTION 1.2     Other Definitional Provisions..............3

ARTICLE II       Organization...............................................4
                 SECTION 2.1     Name.......................................4
                 SECTION 2.2     Office.....................................4
                 SECTION 2.3     Purposes and Powers........................4
                 SECTION 2.4     Appointment of Owner Trustee...............5
                 SECTION 2.5     Initial Capital Contribution of Trust
                                 Estate.....................................5
                 SECTION 2.6     Declaration of Trust.......................5
                 SECTION 2.7     Liability of the Transferor................5
                 SECTION 2.8     Title to Trust Property....................5
                 SECTION 2.9     Situs of Trust.............................6
                 SECTION 2.10    Representations and Warranties of the
                                 Depositor..................................6
                 SECTION 2.11    Federal Income Taxes.......................7
                 SECTION 2.12    [Reserved].................................8
                 SECTION 2.13    Covenants of the Holders...................8

ARTICLE III      Trust Certificates and Transfer of Interests...............8
                 SECTION 3.1     Initial Ownership..........................8
                 SECTION 3.2     The Trust Certificates.....................9
                 SECTION 3.3     Authentication of Trust Certificates.......9
                 SECTION 3.4     Registration of Transfer and Exchange of
                                 Trust Certificates.........................9
                 SECTION 3.5     Mutilated, Destroyed, Lost or Stolen
                                 Trust Certificates........................11
                 SECTION 3.6     Persons Deemed Certificateholders.........12
                 SECTION 3.7     Access to List of Certificateholders'
                                 Names and Addresses.......................12
                 SECTION 3.8     Maintenance of Office or Agency...........12
                 SECTION 3.9     Appointment of Certificate Paying Agent...13
                 SECTION 3.10    [Reserved]................................13
                 SECTION 3.11    [Reserved]................................13
                 SECTION 3.12    [Reserved]................................13
                 SECTION 3.13    ERISA Restrictions........................13
                 SECTION 3.14    [Reserved]................................14
                 SECTION 3.15    [Reserved]................................14
                 SECTION 3.16    [Reserved]................................14
                 SECTION 3.17    Original Issuance.........................14
                 SECTION 3.18    Actions of Certificateholders.............14

ARTICLE IV       Actions by Owner Trustee..................................15
                 SECTION 4.1     Prior Notice to Holders with Respect
                                 to Certain Matters........................15
                 SECTION 4.2     Action by Certificateholders with Respect
                                 to Certain Matters........................15
                 SECTION 4.3     Action by Certificateholders with Respect
                                 to Bankruptcy.............................15
                 SECTION 4.4     Restrictions on Certificateholders' Power.16
                 SECTION 4.5     Majority Control..........................16
                 SECTION 4.6     Rights of Insurer.........................17

ARTICLE V        Application of Trust Funds; Certain Duties................17
                 SECTION 5.1    Establishment of Certificate
                                Distribution Account.......................17
                 SECTION 5.2    Application of Funds in Certificate
                                Distribution Account.......................17
                 SECTION 5.3    [Reserved].................................19
                 SECTION 5.4    Method of Payment..........................19
                 SECTION 5.5    No Segregation of Monies; No Interest......19
                 SECTION 5.6 Accounting and Reports to the Noteholders, Certificateholders the Internal Revenue
                                Service and Others.........................19
                 SECTION 5.7    Signature on Returns; Tax Matters Partner..20

ARTICLE VI       Authority and Duties of Owner Trustee.....................20
                 SECTION 6.1    General Authority..........................20
                 SECTION 6.2    General Duties.............................20
                 SECTION 6.3    Action upon Instruction....................21
                 SECTION 6.4    No Duties Except as Specified in this
                                Agreement or in Instructions...............22
                 SECTION 6.5    No Action Except under Specified Documents
                                or Instructions............................22
                 SECTION 6.6    Restrictions...............................22

ARTICLE VII      Concerning the Owner Trustee..............................22
                 SECTION 7.1    Acceptance of Trusts and Duties............22
                 SECTION 7.2    Furnishing of Documents....................24
                 SECTION 7.3    Representations and Warranties.............24
                 SECTION 7.4    Reliance; Advice of Counsel................24
                 SECTION 7.5    Not Acting in Individual Capacity..........25
                 SECTION 7.6    Owner Trustee Not Liable for Trust
                                Certificates or Receivables................25
                 SECTION 7.7    Owner Trustee May Own Trust Certificates
                                and Notes..................................26
                 SECTION 7.8    Payments from Owner Trust Estate...........26
                 SECTION 7.9    Doing Business in Other Jurisdictions......26

ARTICLE VIII     Compensation of Owner Trustee.............................26
                 SECTION 8.1    Owner Trustee's Fees and Expenses..........26
                 SECTION 8.2    Indemnification............................26
                 SECTION 8.3    Payments of Owner Trustee..................27
                 SECTION 8.4    Non-recourse Obligations...................27

ARTICLE IX       Termination of Trust Agreement............................27
                 SECTION 9.1    Termination of Trust Agreement.............27

ARTICLE X        Successor Owner Trustees and Additional Owner Trustees....28
                 SECTION 10.1   Eligibility Requirements for Owner Trustee.28
                 SECTION 10.2   Resignation or Removal of Owner Trustee....29
                 SECTION 10.3   Successor Owner Trustee....................29
                 SECTION 10.4   Merger or Consolidation of Owner Trustee...30
                 SECTION 10.5   Appointment of Co-Trustee or Separate
                                Trustee....................................30

ARTICLE XI       Miscellaneous.............................................31
                 SECTION 11.1   Supplements and Amendments.................31
                 SECTION 11.2   No Legal Title to Owner Trust Estate
                                in Certificateholders......................33
                 SECTION 11.3   Limitations on Rights of Others............33
                 SECTION 11.4   Notices....................................33
                 SECTION 11.5   [Reserved].................................33
                 SECTION 11.6   Severability...............................33
                 SECTION 11.7   Separate Counterparts......................34
                 SECTION 11.8   Third-Party Beneficiaries..................34
                 SECTION 11.9   [Reserved].................................34
                 SECTION 11.10  No Petition................................34
                 SECTION 11.11  No Recourse................................34
                 SECTION 11.12  Headings...................................34
                 SECTION 11.13  GOVERNING LAW..............................34
                 SECTION 11.14  Agreement Creates No Partnership Except
                                for Tax Purposes...........................34
                 SECTION 11.15  Servicer...................................35

         TRUST AGREEMENT dated as of __________, 200__ between ML ASSET BACKED CORPORATION, a Delaware corporation, as Depositor, and _________________________, a Delaware banking corporation as Owner Trustee.

                                   ARTICLE I

                                  Definitions

         SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Actual Knowledge" means, with respect to the Owner Trustee, any officer within the Corporate Trust Administration office of the Owner Trustee responsible for administering the Trust hereunder, or under the Basic Documents, who has actual knowledge of an action taken or an action not taken with regard to the Trust. Actions taken or actions not taken of which the Owner Trustee should have had knowledge, and constructive knowledge, do not meet the definition of Actual Knowledge hereunder.

                  "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

                  "Basic Documents" shall mean Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Indenture, the Insurance Agreement, the Reserve Account Agreement, the Custodial Agreement, the Depository Agreement and the other documents and certificates delivered in connection therewith.

                  "Benefit Plan" shall have the meaning assigned to such term in Section 3.13.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

                  "Certificate" means a Trust Certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A-1 or Exhibit A-2 attached hereto.

                  "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

                  "Certificate Majority" means the Holders of more than 50% of the Outstanding Amount of the Class A Certificates and more than 50% of Holders of the Class R Certificates.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 and shall initially be the Trustee.

                  "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

                  "Closing Date" means _____________, 200_.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located _________________________ _________, Wilmington, Delaware, 19890, or
at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and the Depositor).

                  "Definitive Trust Certificates" shall mean Trust Certificates issued in certificated, fully registered form as provided in
Section 3.17 hereof.

                  "Depositor" shall mean ML Asset Backed Corporation in its capacity as Depositor hereunder.

                  "ERISA" shall have the meaning assigned to such term in
Section 3.13.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2.

                  "Holder" or "Certificateholder" shall mean the Person in whose name a Trust Certificate is registered on the Certificate Register.

                  "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2.

                  "Insurer" shall mean ________________________ its successors and assigns.

                  "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the Trust Property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

                  "Owner Trustee" shall mean _______________________, a
Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                  "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Record Date" shall mean with respect to any Payment Date, the last day of the calendar month immediately preceding such Payment Date.

                  "Responsible Officer" means, with respect to the Owner Trustee, any officer within the Corporate Trust Administration office of the Owner Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, __________________, the Depositor, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer, dated as of _______________, 200_, as the same maybe amended and supplemented from time to time.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean the trust established by this Agreement.

                  "Trust Certificate" shall mean a Certificate.

         SECTION 1.2 Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II

                                 Organization

         SECTION 2.1 Name. There is hereby formed a trust to be known as "______________________________" (hereinafter, the "Trust"), in which name the
Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

               (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement, and to sell the Notes and the Trust Certificates;

               (ii) to enter into the transactions contemplated by the Sale and Servicing Agreement;

               (iii) with the proceeds of the sale of the Notes, to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Transferor pursuant to the Sale and Servicing Agreement;

               (iv) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate (other than the Certificate Distribution Account) to the Indenture Trustee pursuant to the Indenture for the benefit of the Insured and the Indenture Trustee on behalf of the Noteholders and to hold, manage and distribute to the Certificateholders and the Transferor pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

               (v) to enter into and perform its obligations under the Basic Documents to which it is a party;

               (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

               (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

            (b) The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5 Initial Capital Contribution of Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership if the Certificates are treated as held by more than one person and a disregarded entity if the Certificates are treated as held by a single person. The parties agree that unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with this intention. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         SECTION 2.7 Liability of the Transferor. (a) The Transferor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

            (b) No Holder, other than to the extent set forth in clause (a), shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.8 Title to Trust Property. (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

            (b) The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         SECTION 2.9 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided however, that nothing herein shall restrict or prohibit the Owner Trustee, in its individual capacity, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.10 Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificates and upon which the Insurer relies in issuing the Policy.

            (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Delaware corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

            (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

            (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

            (d) Due Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery by the other parties thereto, will constitute a valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

            (e) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

            (f) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents);
nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

            (g) No Proceedings. There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the Federal, state or local income tax attributes of the Certificates.

         SECTION 2.11 Federal Income Taxes.

            (a) If Certificates are treated as held by more than one person or the Trust is recharacterized as an entity separate from its owner, each Certificateholder acknowledges and agrees that the Trust will be treated as a partnership solely for income tax purposes and that this Agreement does not create a partnership for any other purpose. No election to treat the Trust other than as a disregarded entity if the Certificates are treated as held by a single person or as a partnership if the Certificates are treated as held by more than one person for Federal income tax purposes or any relevant state tax purposes shall be made by or on behalf of the Trust, or by any Certificateholder.

            (b) Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated to the extent of available net income and in accordance with Federal income tax accounting and allocation principles, among the Certificateholders as of the first Record
Date following the end of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, in the priorities set forth in Section 5.2 herein.

            (c) If the net income of the Trust for any month is insufficient for the allocation described in clause (b) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in clause (b).

            (d) Net losses of the Trust, if any, for any month as determined for Federal income tax accounting and allocation purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust Certificates on such Record Date until the principal balance of the Trust Certificates is reduced to zero.

            (e) Notwithstanding anything provided in this Section 2.11, if the Certificates are treated as held solely by one person or the Trust has not been recharacterized as an entity separate from its owner, the application of clause (b), clause (c) and clause (d) of this Section shall be disregarded

         SECTION 2.12 [Reserved].

         SECTION 2.13 Covenants of the Holders. Each Holder agrees:

            (a) to be bound by the terms and conditions of the Certificates and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Insurer, the Owner Trustee and all other Holders present and future;

            (b) to hereby appoint the Owner Trustee as such Holder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Trust and agree that, if requested by the Trust, it will sign such federal income tax information return in its capacity as holder of an interest in the Trust. Each Holder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Trust;

            (c) to notify the Owner Trustee of any transfer by it of a Certificate in a taxable sale or exchange, within 30 days of the date of the transfer; and

            (d) until the completion of the events specified in Section 9.1, not to, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                                 ARTICLE III

                 Trust Certificates and Transfer of Interests

         SECTION 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust. Upon issuance in accordance with this Trust Agreement, the Trust Certificates shall represent fully-paid, non-assessable beneficial interests in the assets of the Trust, and will entitle the Holders thereof to the benefits of this Trust Agreement.

         SECTION 3.2 The Trust Certificates. The Class A Trust Certificates shall be issued in minimum denominations of $1,000 and integral multiples thereof (except for one Trust Certificate which may be issued in a denomination other than an integral multiple of $1,000). The Class R Trust Certificates shall be issued in a 100% percentage interest in the Trust. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates. A transferee of a Trust Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Trust Certificate in such transferee's name pursuant to Section 3.4. Upon issuance in accordance with this Trust Agreement, the Trust Certificates shall represent fully-paid, non-assessable beneficial interests in the assets of the Trust, and will entitle the Holders thereof to the benefits of this Trust Agreement.

         SECTION 3.3 Authentication of Trust Certificates. Concurrently with the initial transfer of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the initial Certificate Balance and percentage interest, as applicable, to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibits A-1 and A-2, executed by the Owner Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

         SECTION 3.4 Registration of Transfer and Exchange of Trust Certificates. (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Depositor hereby appoints the Indenture Trustee as the initial Certificate Registrar.

            (b) Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8, accompanied by the certification appearing on the reverse of the form of the Certificate relating to Rule 144A, executed by the Holder of such Certificate, the Owner Trustee shall execute, authenticate and deliver, (or cause the Certificate Registrar as its authenticating agent to authenticate and deliver) in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of alike class and aggregate face amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of the same class in authorized denominations of alike aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.8.

            (c) Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

            (d) No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

            (e) Transfer Restrictions.

                (A) No Certificateholder may, in any transaction or series of transactions, directly or indirectly (each of the following, a "transfer"),
(i) sell, assign or otherwise in any manner dispose of all or any part of its interest in any Certificate issued to it, whether by act, deed, merger or otherwise or (ii) mortgage, pledge or create a lien or security interest in such beneficial interest unless such transfer is made to a Qualified Institutional Buyer in accordance with Rule 144A, under the Securities Act. Each Certificateholder (other than the initial Holder which shall be deemed to have represented that it is an "institutional accredited investor" under Rule 501 of the Securities Act) by acquiring any Certificate or any interest therein shall be deemed to represent to the Issuer and the Owner Trustee that it is a Qualified Institutional Buyer. Notwithstanding anything contained herein to the contrary, neither the Certificate Registrar nor shall the Owner Trustee be responsible for compliance with the Securities Act or applicable securities law.

              (B) At any time during the taxable year of the Trust, there shall be no more than 100 Holders. The Certificate Registrar shall take such action as maybe necessary to ensure that this Section 3.4(e) is satisfied, including, without limitation, refusing to register the transfer of any Certificate. The Certificate Registrar shall comply with all reasonable written directions given by the Owner Trustee.

              (C) Each Certificate issued hereunder shall contain the following legend:

THIS CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH CERTAIN PROVISIONS OF A TRUST AGREEMENT BETWEEN ML ASSET BACKED CORPORATION AND ______________________________ (THE "TRUST AGREEMENT"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES LAWS, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TRUST AGREEMENT AND APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), AND SOLELY WITH RESPECT TO THE INITIAL OFFERING OF THE CERTIFICATES, TO INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) UPON DELIVERY OF A REPRESENTATION LETTER TO THE TRUSTEE.

NO EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND NO OTHER PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE OR ARE DEEMED FOR PURPOSES OF ERISA OR SECTION 4975 OF THE CODE TO CONSTITUTE THE ASSETS OF ANY SUCH PLAN, MAY PURCHASE THIS CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF THIS CERTIFICATE OR SUCH INTEREST BY SUCH PLAN (OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE `PLAN ASSETS" OF ANY SUCH PLAN) IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION. ANY HOLDER HEREOF OR ANY INTEREST HEREIN THAT IS, OR IS ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, AND WITH RESPECT TO WHICH THE TRUSTEE OR THE OWNER TRUSTEE IS A "PARTY IN INTEREST" OR A "DISQUALIFIED PERSON", BY PURCHASING THIS CERTIFICATE OR SUCH INTEREST REPRESENTS THAT ITS PURCHASE OF THIS CERTIFICATE OR SUCH INTEREST IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND SECTION 4975 OF THE CODE.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE ISSUER THAT SUCH PURCHASER HAS NOT ACQUIRED NOR WILL IT SELL, TRADE, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE, HYPOTHECATE, CAUSE TO BE MARKETED, OR OTHERWISE DISPOSE OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN "INTERDEALER QUOTATION SYSTEM" THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF CODE SECTION 7704(B)(2).

[THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAYBE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.]

         SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Owner Trustee and the Certificate Registrar shall receive evidence to their satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee, such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Owner Trustee's authentication agent or Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         SECTION 3.6 Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee and the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the Holder of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and none of the Owner Trustee or the Certificate Registrar nor any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Insurer, the Servicer or the Depositor, within 15 days after receipt by the Certificate Registrar of a request therefor from such Person in writing (or such shorter period as may be specified in such request), a list, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Trust Certificates or one or more Holders of Trust Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Insurer, the Certificate Registrar or the Owner Trustee or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents maybe served. The Owner Trustee initially designates _____________________________, as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Insurer and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 Appointment of Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. The Certificate Paying Agent shall invest amounts on deposit in the Certificate Distribution Account in accordance with Section 5.1 hereof. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be the Indenture Trustee, and any co-paying agent chosen by the Owner Trustee, and acceptable to the Servicer. The Certificate Paying Agent shall be permitted to resign upon 30 days' written notice to the Owner Trustee and the Servicer. In the event that the Indenture Trustee shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4, 8.1 and 8.2 shall apply to the Owner Trustee also in its role as Certificate Paying Agent, for so long as the Owner Trustee shall act as Certificate Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise. The Indenture Trustee, in acting as Certificate Registrar and Certificate Paying Agent hereunder shall be entitled to the benefit of the same protective and exculpatory provisions and the indemnity and compensation provisions applicable to the Indenture Trustee in the Indenture and Sale and Servicing Agreement.

         SECTION 3.10 [Reserved].

         SECTION 3.11 [Reserved].

         SECTION 3.12 [Reserved].

         SECTION 3.13 ERISA Restrictions. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title 1 of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1985, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         SECTION 3.14 [Reserved].

         SECTION 3.15 [Reserved].

         SECTION 3.16 [Reserved].

         SECTION 3.17 Original Issuance. The Trust Certificates, upon original issuance, will be issued in the form of Definitive Trust Certificates to be delivered by or on behalf of the Trust in accordance with the written instructions of the Depositor. The Owner Trustee shall recognize the Holders of the Definitive Trust Certificates as Certificateholders. The Trust Certificate shall be printed, lithographed or engraved or maybe reproduced in any other manner as so reasonably acceptable to the Owner Trustee, as evidence by its execution thereof.

         SECTION 3.18 Actions of Certificateholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee and, when required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, the Depositor and the Servicer, if made in the manner provided in this Section 3.18.

            (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manor which the Owner Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, the Depositor or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Certificate.

            (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 3.18 as it shall deem necessary.

                                  ARTICLE IV

                           Actions by Owner Trustee

         SECTION 4.1 Prior Notice to Holders with Respect to Certain Matters.
(a) With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Insurer in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

               (i) (i) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holders, as evidenced by all opinion of counsel to such effect);

               (ii) (ii) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

               (iii) (iii) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; or

               (iv) (iv) except pursuant to Section 11.1 of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders.

            (b) The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Note Registrar, Certificate Paying Agent or Certificate Registrar within five Business Days of the effective date of such appointment.

         SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholders in accordance with the Basic Documents, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Section
8.1 thereof following payment of the Notes in full or (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholders.

         SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to, and shall not, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.4 Restrictions on Certificateholders' Power. (a) The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

            (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless the Certificateholders are the instructing party pursuant to Section 6.3 of this Agreement and unless a Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Certificateholders evidencing not less than 25% of the Certificate Balance shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 6.3 of this Agreement; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Owner Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 4.5 Majority Control. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement maybe taken by the Holders of each class of Trust Certificates evidencing not less than a majority of the Certificate Balance or, in the case of the Class R Certificates, a majority percentage interest. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of each Class of Certificates evidencing not less than a majority of the Certificate Balance or, in the case of the Class R Certificates, a majority percentage interest at the time of the delivery of such notice.

         SECTION 4.6 Rights of Insurer. Notwithstanding anything to the contrary in the Basic Documents, for so long as any Notes are Outstanding under the Indenture, without the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and be continuing), the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iv) amend the Certificate of Trust.

        With respect to the Insurer, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Insurer shall be read into this Agreement or the other Basic Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Insurer and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement.

                                  ARTICLE V

                  Application of Trust Funds; Certain Duties

         SECTION 5.1 Establishment of Certificate Distribution Account. (a) The Owner Trustee, for the benefit of the Certificateholders, shall establish or cause to be established and maintained in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Certificate Distribution Account shall be initially established with the Certificate Paying Agent.

            (b) The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee shall within five (5) Business Days (or such longer period, not to exceed thirty
(30) calendar days, as to which each Rating Agency may consent) establish or cause to be established a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

            (c) All amounts held in the Certificate Distribution Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, by the Certificate Paying Agent at the Servicer's written direction, in Eligible Investments that mature not later than one (1) Business Day prior to the Payment Date for the Collection Period to which such amounts relate. Investments in Eligible Investments shall be made in the name of the Trust, and such investments shall not be sold or disposed of prior to their maturity. Subject to the other provisions hereof, the Owner Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Owner Trustee. All Investment Earnings on funds in the Certificate Distribution Account shall be distributed on the next Payment Date pursuant to Section 5.6 of the Sale and Servicing Agreement.

         SECTION 5.2 Application of Funds in Certificate Distribution Account.
(a) On each Payment Date, the Certificate Paying Agent will, based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.9 of the Sale and Servicing Agreement, distribute to the Owner Trustee (as necessary) and the Certificateholders, to the extent of the funds available, amounts deposited in the Certificate Distribution Account pursuant to Section 5.6(b)(vii) of the Sale and Servicing Agreement on such Payment Date in the following order of priority:

               (i) first, to the Owner Trustee for any unpaid fees and expenses due and owing;

               (ii) second, to the Class A Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount; and

               (iii) third, to the Class R Certificateholders, in accordance with the percentage interest held, an amount equal to the remaining amounts on deposit in the Certificate Distribution Account.

            (b) On the Payment Date following the date on which amounts received in respect of the Transferor's exercise of its option to purchase the corpus of the Trust pursuant to Section 9.1(a) of the Sale and Servicing Agreement are deposited in the Certificate Distribution Account, the Certificate Paying Agent will distribute such amounts taking into account any concurrent distribution made pursuant to Section 5.2(a):

               (i) first, to the Owner Trustee for any unpaid fees and expenses due and owing;

               (ii) second, to the Class A Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount; and

               (iii) third, to the Class R Certificateholders, in accordance with the percentage interest held, an amount equal to the remaining amounts on deposit in the Certificate Distribution Account.

            (c) On the Payment Date following the date on which the Indenture Trustee makes payments of money or property in respect of liquidation of the Trust Property pursuant to Section 5.6 of the Indenture and deposits funds received in connection with such liquidation in the Certificate Distribution Account, the Certificate Paying Agent will distribute such funds taking into account any concurrent distribution made pursuant to Section 5.2(a):

               (i) first, to the Owner Trustee for any unpaid fees and expenses due and owing;

               (ii) second, to the Class A Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount; and

               (iii) third, to the Class R Certificateholders, in accordance with the percentage interest held, an amount equal to the remaining amounts on deposit in the Certificate Distribution Account.

            (d) On each Payment Date, the Certificate Paying Agent shall send to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.8 of the Sale and Servicing Agreement on such Payment Date.

            (e) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or Certificate Paying Agent from contesting arty such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Cettificateholder), the Certificate Paying Agent may in it sole discretion withhold such amounts in accordance with this clause (e). In the event that an Holder wishes to apply for a refund of any such withholding tax, the Owner Trustee or Certificate Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee or Certificate Paying Agent for any out-of-pocket expenses incurred.

         SECTION 5.3 [Reserved].

         SECTION 5.4 Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Trust Certificates in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Certificateholder is the Depositor, or an Affiliate thereof or of the Servicer, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of any Trust Certificate (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

         SECTION 5.5 No Segregation of Monies; No Interest. Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         SECTION 5.6 Accounting and Reports to the Noteholders, Certificateholders the Internal Revenue Service and Others. Subject to Article X of the Sale and Servicing Agreement and to Section 2.11 herein, the Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable the Certificateholders to prepare their Federal and state income tax returns, (c) file or cause to be filed such tax returns relating to the Trust (including a partnership information return, Form 1065, if applicable) and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a disregarded entity if the Certificates are treated as held by a single person or as a partnership if the Certificates are treated as held by more than one person for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(e) with respect to income or distributions to Certificateholders. The Owner Trustee shall make all elections pursuant to this Section as directed by the "tax matters partner". The Owner Trustee shall sign any tax information returns filed pursuant to this Section 5.6 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the "tax matters partner". The Owner Trustee shall elect under
Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall make the election provided under Section 754 of the Code only upon written request of the Holder of the Class R Certificate.

         SECTION 5.7 Signature on Returns; Tax Matters Partner. (a) Notwithstanding the provisions of Section 5.6, the Owner Trustee shall sign on behalf of the Trust any tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Holder of the Class R Certificate.

            (b) If the Trust is characterized as a partnership for U. S. Federal income tax purposes, the Holder of the Class R Certificate shall be the "tax matters partner" of the Trust pursuant to the Code.

                                  ARTICLE VI

                     Authority and Duties of Owner Trustee

         SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the [Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes] in the aggregate principal amounts, of [$_________, $_________, $________ and $__________], respectively. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents.

         SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

         SECTION 6.3 Action upon Instruction. (a) Subject to Article IV, the Holders of a majority of the Outstanding Amount of the Class A Certificates and a majority percentage interest of the Class R Certificates shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. Such majority of Certificateholders shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

            (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

            (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

            (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have arty duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6 Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section
2.3 or (b) that, to the actual knowledge of the Owner Trustee would result in the Trust becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                 ARTICLE VII

                         Concerning the Owner Trustee

         SECTION 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee, in its individual capacity, and the Certificate Paying Agent also agree to disburse all moneys actually received by them constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee in its individual capacity shall not be answerable or accountable hereunder or under any Basic Document undue any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee, in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee, in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

            (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

            (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer or any Certificateholder or with the consent of the Insurer;

            (c) No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

            (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

            (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Insurer, Indenture Trustee, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

            (f) the Owner Trustee shall not be liable for the default or misconduct of the Insurer, Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

            (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

         SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3 Representations and Warranties. The Owner Trustee in its individual capacity hereby represents and warrants to the Depositor and to the Holders and the Insurer (which shall have relied on such representations and warranties in issuing the Policy), that:

            (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

            (d) The execution, delivery and performance by the Owner Trustee of this Agreement does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America regulating the banking or trust powers of the Owner Trustee, other than the filing of the Certificate of Trust with the Secretary of State.

            (e) This Agreement has been duly authorized, executed and delivered by the Owner Trustee and shall constitute the legal, valid, and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as such enforcement maybe limited by bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors generally, and by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.

         SECTION 7.4 Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may, at the expense of the Servicer, act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may, at the expense of the Servicer, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and such opinion or advice is not contrary to this Agreement or any Basic Document herein.

         SECTION 7.5 Not Acting in Individual Capacity. Except as provided herein or in any other Basic Document, in accepting the trusts hereby created [________________________] acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6 Owner Trustee Not Liable for Trust Certificates or Receivables. The statements contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.7 Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 7.8 Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. [_____________________], or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

         SECTION 7.9 Doing Business in Other Jurisdictions. Notwithstanding anything contained to the contrary, neither [_____________],or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by _____________________ (or any successor thereto); or (iii) subject ______________________ (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by _________________ (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                 ARTICLE VIII

                         Compensation of Owner Trustee

         SECTION 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive from the Servicer as compensation for its services hereunder such fees as have been separately agreed upon with the Servicer before the date hereof, and the Owner Trustee shall be entitled to be reimbursed from the Servicer in accordance with the terms of such agreement for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties in accordance with the terms of such agreement.

         SECTION 8.2 Indemnification. The Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") shall be indemnified by the Servicer from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Owner Trustee shall not be indemnified from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. All amounts payable to the Owner Trustee under this Section 8.2 shall be paid in accordance with the terms of the Sale and Servicing Agreement.

         SECTION 8.3 Payments of Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment. To the extent that the Owner Trustee's fees and expenses have not been paid, the Owner Trustee shall have a lien on the Certificate Distribution Account.

         SECTION 8.4 Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Owner Trust Estate only and specifically shall not be recourse to the assets of any Holder.

                                  ARTICLE IX

                        Termination of Trust Agreement

         SECTION 9.1 Termination of Trust Agreement. (a) This Agreement shall terminate and the Trust shall wind-up, dissolve and terminate and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the corpus of the Trust as described in Section 9.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents and (ii) six (6) months after distributions of all moneys and other property or proceeds of Owner Trust Estate in accordance with the Indenture, Sale and Servicing Agreement and Article V of this Agreement, including the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement; provided, however, that the rights to indemnification under Section 8.2 shall survive the termination of the Trust. The Servicer shall promptly notify the Owner Trustee of any prospective termination pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Cerrificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

            (b) Except as provided in clause (a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

            (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Trust Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five (5) Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.1(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Certificate Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.2.

            In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Depositor.

            (d) Any funds remaining in the Trust after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Class R Certificateholder.

            (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall upon the written direction of the Depositor cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees

         SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of
Section 3807(a) of the Business Trust Statute; (ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities and (iv) acceptable to the Insurer in its sole discretion, so long as an Insurer Default shall not have occurred and be continuing. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Insurer, the Certificateholders, the Depositor and the Servicer. Upon receiving such notice of resignation, the Depositor or a Certificate Majority shall, with the prior written consent of the Insurer, promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Depositor shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor the Owner Trustee.

            If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositor or a Certificate Majority, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or a Certificate Majority may remove the Owner Trustee. If the Depositor or a Certificate Majority shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor or a Certificate Majority, as applicable, with the prior written consent of the Insurer, so long as no Insurer Default has occurred and is continuing, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the Depositor, if the Certificate Majority is acting, and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

            Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee and to each of the Rating Agencies.

         SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

            No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

            Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer. Any successor Owner Trustee appointed hereunder shall promptly file a certificate of amendment to the Certificate of Trust with the Delaware Secretary of State.

         SECTION 10.4 Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided further that the Owner Trustee shall mail notice of any such merger or consolidation to the Rating Agencies.

         SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee, and if Notes are Outstanding, the Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless an Insurer Default shall have occurred and be continuing or no Notes remain Outstanding, to the approval of the Insurer (which approval shall not be unreasonably withheld) shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

            Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

               (ii) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

               (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

             Any notice, request or other writing given to the Owner
Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Insurer.

             Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                  ARTICLE XI

                                 Miscellaneous

         SECTION 11.1 Supplements and Amendments. (a) This Agreement may be amended by the Depositor and the Owner Trustee, with the prior written consent of the Insurer (so long as any Notes are Outstanding and an Insurer Default shall not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

            (b) This Agreement may also be amended by the Depositor and the Owner Trustee from time to time, (i) with the prior written consent of the Insurer (so long as any Notes are Outstanding and an Insurer Default shall not have occurred and be continuing) but without the consent of any Noteholders or Certificateholders or, (ii) if an Insurer Default shall have occurred and be continuing, with (x) the consent of a Note Majority, if Notes are Outstanding and to the extent such amendment materially and adversely affects the interests of the Noteholders, and (y) the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Cerrificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates; provided, further, that no such amendment shall affect the rights or obligations of the Certificate Registrar or Certificate Paying Agent without its consent

            Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

            It shall not be necessary for the consent of Certificateholders, the Noteholders or the Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

            Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

            Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2 No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3 Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee, the Insurer and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to _____________________, at its Corporate Trust Office, Attention: Corporate Trust Administration; if to the Insurer, addressed to Insurer, _______________________________________________________,
Attention: _______________________________________, Confirmation: (__) ___-___,
Telecopy Nos.: (___)___-____, (___) ___-____ (in each case in which notice or other communication to ________________ refers to an Event of Default, a claim on the Policies or with respect to which failure on the part of _____________ to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the__________________________________; or, as to each party, at such other address as shall be designated by such pasty in a written notice to each other party.

            (b) Any notice required or permitted to be given to a Certificateholder shall be given by personal delivery, overnight courier or by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so given within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.5 [Reserved].

         SECTION 11.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or rider unenforceable such provision in any other jurisdiction.

         SECTION 11.7 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.8 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder. Upon issuance of the Policy, this Agreement shall also inure to the benefit of the Insurer for so long as an Insurer Default shall not have occurred and be continuing. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer and the Insurer shall be entitled to rely on and enforce such covenants, subject, however, to the limitations on such rights provided in this Agreement and the Basic Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Owner Trustee.

         SECTION 11.9 [Reserved].

         SECTION 11.10 No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.11 No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Servicer, the Transferor, the Depositor, the Owner Trustee, the Indenture Trustee, the Insurer or any Affiliate thereof and no recourse maybe had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

         SECTION 11.12 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.13 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14 Agreement Creates No Partnership Except for Tax Purposes. Except as provided in Section 2.11, by acceptance of their Certificates, each Holder and transferee of a Certificate acknowledges that it understands and intends that if the Certificates are treated as held by two or more persons, the arrangement created hereby is a partnership for income tax purposes and that it intends and expects to be treated as a partner for such purposes. The provisions of the agreement shall be interpreted and applied in a manner consistent with such intent. Each Holder acknowledges and agrees that if the Certificates are treated as held by two or more persons, any tax partnership created hereby is created solely for income tax purposes and that this Agreement does not create a partnership for any other purpose.

         SECTION 11.15 Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                 -------------------------------------------,
                                 Owner Trustee


                                 By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                                 ML ASSET BACKED CORPORATION,
                                 as Depositor


                                 By:
                                   -----------------------------------------
                                   Name:
                                   Title:


                                   -------------------------------------------,
                                   with respect to Article VIII and Section
                                   11.4, as Servicer


                                 By:
                                   ------------------------------------------
                                   Name:
                                   Title:


Acknowledged and Agreed
Indenture Trustee

-----------------------------------------------------
As Certificate Paying Agent and Certificate Registrar


By:
   --------------------------------------------------
   Name:
   Title:

                                                                  EXHIBIT A-1

                       CLASS A ASSET BACKED CERTIFICATE

$[______________]          ------------------------
Original Principal            Registered Owner
Amount                                                              No. A-001


                      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH CERTAIN PROVISIONS OF A TRUST AGREEMENT BETWEEN ML ASSET BACKED CORPORATION AND ________________________ (THE "TRUST AGREEMENT"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES LAWS, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TRUST INDENTURE AND APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), AND SOLELY WITH RESPECT TO THE INITIAL OFFERING OF THE CERTIFICATES, TO INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) UPON DELIVERY OF A REPRESENTATION LETTER TO THE TRUSTEE.

NO EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND NO OTHER PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE OR ARE DEEMED FOR PURPOSES OF ERISA OR SECTION 4975 OF THE CODE TO CONSTITUTE THE ASSETS OF ANY SUCH PLAN, MAY PURCHASE THIS CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF THIS CERTIFICATE OR SUCH INTEREST BY SUCH PLAN (OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE "PLAN ASSETS" OF ANY SUCH PLAN) IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION. ANY HOLDER HEREOF OR ANY INTEREST HEREIN THAT IS, OR IS ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, AND WITH RESPECT TO WHICH THE TRUSTEE OR THE OWNER TRUSTEE IS A "PARTY IN INTEREST" OR A "DISQUALIFIED PERSON", BY PURCHASING THIS CERTIFICATE OR SUCH INTEREST REPRESENTS THAT ITS PURCHASE OF THIS CERTIFICATE OR SUCH INTEREST IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND SECTION 4975 OF THE CODE.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE ISSUER THAT SUCH PURCHASER HAS NOT ACQUIRED NOR WILL IT SELL, TRADE, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE, HYPOTHECATE, CAUSE TO BE MARKETED, OR OTHERWISE DISPOSE OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN "INTERDEALER QUOTATION SYSTEM" THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, OR (II) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF CODE SECTION 7704(B)(2).

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAYBE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

              _____________________ VEHICLE RECEIVABLES OWNER TRUST 200_-_

                       CLASS A ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of motor vehicle loans secured by new or used automobiles, vans, light duty trucks or motorcycles and transferred to the Trust by ML Asset Backed Corporation.

                  (This Trust Certificate does not represent an interest in or obligation of ____________, __________________, the Owner Trustee or any of their Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT [_________] is the registered owner of [ ] ($) nonassessable, fully-paid, beneficial ownership interest in certain distributions of __________________ Vehicle Receivables Owner Trust 200_-_ (the "Trust") formed by ML Asset Backed Corporation.

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.


_________________________________, not      _________________________, not
in its individual capacity but solely       in its individual capacity but
as Owner Trustee                            solely as Owner Trustee

By  _____________________________           By_____________________________,
                                              Authenticating Agent
                                              By____________________________

                  The Trust was created pursuant to a Trust Agreement dated as of _________ [ 1], 200_ (the "Trust Agreement"), between the Depositor and ______________________, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Trust Certificates designated as a Class A Asset Backed Certificates (together with the Class R Asset Backed Certificates, the "Trust Certificates"). Also issued under the Indenture dated as of ____________ [1], 200_, between the Trust and ________________________, as trustee and indenture collateral agent, are
(four) classes of Notes designated as "Class A-1 _____% Asset Backed Notes" (the "Class A-1 Notes"), "Class A-1 _____% Asset Backed Notes" (the "Class A-2 Notes", "Class A-3 _____% Asset Backed Notes" (the "Class A-3 Notes") and "Class A-4 _____% Asset Backed Notes" (the "Class A-4 Notes", and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes")). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  The property of the Trust includes a pool of retail installment loan contracts secured by new and used automobiles, vans, light duty trucks or motorcycles (the "Receivables"), all monies due or to become due thereunder on or after the Initial Cutoff Date with respect to the Initial Receivables and after the Subsequent Cutoff Date with respect to Subsequent Receivables, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing.

                  Under the Trust Agreement, there will be distributed on the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day (the "Payment Date"), commencing in ___________ 200_, to the Person in whose name this Trust Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Payment Date. No principal will be paid on the Trust Certificate until the Class A Notes have been paid in full.

                  The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

                  It is the intent of the Seller, Servicer, the Depositor and Certificateholders that, for purposes of Federal income taxes, if the Certificates are treated as held by a single person, the Trust will be disregarded as an entity separate from its owner and if the Certificates are treated or held by two or more persons, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Certificateholders by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with such treatment of, the Trust Certificates for such tax purposes.

                  Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, the Transferor or the Depositor, or join in any institution against the Trust, the Transferor or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

                  Distributions on this Trust Certificate will be made as provided in the Trust Agreement by or on behalf of the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Trust Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

                  Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                                    ________________________ VEHICLE
                                    RECEIVABLES OWNER TRUST 200_-_

                                    By: _____________________________,
                                    not in its individual capacity but solely
                                    as Owner Trustee


Dated:                              By:_______________________________

                        (Reverse of Trust Certificate)

                  The Trust Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Transferor, the Depositor, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Sale and Servicing Agreement. The Trust Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Trust Agreement at any time by the Seller and the Owner Trustee with the consent of the holders of the Notes and the Trust Certificates evidencing not less than a majority of the outstanding Notes and the Certificate Balance. Any such consent by the holder of this Trust Certificate shall be conclusive and binding on such holder and on all future holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Trust Certificates.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in foam satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is ___________________________.

                  The Class A Certificates are issuable only as registered Trust Certificates without coupons in minimum denominations of $1,000 or integral multiples thereof; except as otherwise provided in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. no service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Transferor of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Pool Balance is 15% or less of the Original Pool Balance.

                  The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title 1 of ERISA, (b) a plan described in Section 4975(e)
(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                  The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________ Attorney to transfer said Trust
Certificate on the books of the Trust Certificate Registrar, with full power of substitution in the premises.

         The undersigned has requested an exchange or transfer of this Certificate in the form of an equal principal amount of Certificates evidenced by one or more Definitive Certificates, to be delivered to the undersigned or, in the case of a transfer of such Certificate, to such Person as the undersigned instructs the Trustee.

         In connection with such request and in respect of the Certificates surrendered to the Trustee herewith for transfer (the "Surrendered Certificate", the Holder of such Surrendered Certificates hereby certifies that the Surrendered Certificate is being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the undersigned reasonably believes is purchasing the Surrendered Certificates for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144 and the Surrendered Certificate is being transferred in compliance with any applicable blue sky or securities laws of any state of the United States or any other applicable jurisdiction.

         This certificate and the statements contained herein are made for the benefit of the Issuer and the Owner Trustee. The undersigned acknowledges that the Issuer and the Owner Trustee will rely upon the undersigned's confirmation, acknowledgments and agreements set forth herein, and the undersigned agrees to notify the Owner Trustee promptly in writing if any of the undersigned's representations or warranties herein ceases to be accurate and complete.

Dated:
                                          *


                                          -------------------------------
                                          Signature Guaranteed:

                                          *

----------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as maybe determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                              EXHIBIT A-2

                       CLASS R ASSET BACKED CERTIFICATE

100%                    ------------------------------
Percentage                     Registered Owner
Interest                                                          No. R-001


                      SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH CERTAIN PROVISIONS OF A TRUST AGREEMENT BETWEEN ML ASSET BACKED CORPORATION AND ___________________________ (THE "TRUST AGREEMENT'). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES LAWS, AND ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TRUST INDENTURE AND APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND TO "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), AND SOLELY WITH RESPECT TO THE INITIAL OFFERING OF THE CERTIFICATES, TO INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) UPON DELIVERY OF A REPRESENTATION LETTER TO THE TRUSTEE.

NO EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND NO OTHER PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY ENTITY THE ASSETS OF WHICH CONSTITUTE OR ARE DEEMED FOR PURPOSES OF ERISA OR SECTION 4975 OF THE CODE TO CONSTITUTE THE ASSETS OF ANY SUCH PLAN, MAY PURCHASE THIS CERTIFICATE OR ANY INTEREST HEREIN, UNLESS SUCH PURCHASE AND THE HOLDING OF THIS CERTIFICATE OR SUCH INTEREST BY SUCH PLAN (OR ANY ENTITY THE AS SETS OF WHICH CONSTITUTE "PLAN ASSETS" OF ANY SUCH PLAN) IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION. ANY HOLDER HEREOF OR ANY INTEREST HEREIN THAT IS, OR IS ACTING ON BEHALF OF OR WITH "PLAN ASSETS" OF, AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, AND WITH RESPECT TO WHICH THE TRUSTEE OR THE OWNER TRUSTEE IS A "PARTY IN INTEREST" OR A "DISQUALIFIED PERSON", BY PURCHASING THIS CERTIFICATE OR SUCH INTEREST REPRESENTS THAT ITS PURCHASE OF THIS CERTIFICATE OR SUCH INTEREST IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND SECTION 4975 OF THE CODE.

EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE ISSUER THAT SUCH PURCHASER HAS NOT ACQUIRED NOR WILL IT SELL, TRADE, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE, HYPOTHECATE, CAUSE TO BE MARKETED, OR OTHERWISE DISPOSE OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON OR THROUGH (i) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(B)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN "INTERDEALER QUOTATION SYSTEM" THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, OR (ii) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF CODE SECTION 7704(B)(2).

           _________________ VEHICLE RECEIVABLES OWNER TRUST 200_-_

                       CLASS R ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of motor vehicle loans secured by new or used automobiles, vans or light duty trucks and transferred to the Trust by ML Asset Backed Corporation.

                  (This Trust Certificate does not represent an interest in or obligation of _______________, ____________________, the Owner Trustee or any
of their Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT [______________] is the registered owner of a beneficial ownership interest in certain distributions of ______________ Vehicle Receivables Owner Trust 200_-_ (the "Trust") formed by ML Asset Backed Corporation.

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

____________________________, not in      ____________________________, not in
its individual capacity but solely        its individual capacity but solely as
as Owner Trustee or                       Owner Trustee

                                          By________________________________,
By__________________________________      Authenticating Agent


                                          By________________________________

                  The Trust was created pursuant to a Trust Agreement dated as of ________ [1 ], 200_ (the "Trust Agreement"), between the Depositor and _______________________, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Trust Certificates designated as a Class R Asset Backed Certificates (together with the Class A Asset Backed Certificates, the `Trust Certificates"). Also issued under the Indenture dated as of ___________ [1], 200_, the Trust and _____________________, as trustee and indenture collateral agent, are four classes of Notes designated as ["Class A-1 _____% Asset Backed Notes" (the "Class A-I Notes"), "Class A-2 _____% Asset Backed Notes" (the "Class A-2 Notes"), the "Class A-3 _____% Asset Backed Notes" (the "Class A-3 Notes") and the "Class A-4 _____% Asset Backed Notes" (the "Class A-4 Notes" and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes")]. This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Trust Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment loan contracts secured by new and used automobiles, vans, light duty trucks or motorcycles (the "Receivables"), all monies due or to become due thereunder on or after the Initial Cutoff Date with respect to the Initial Receivables and after the Subsequent Cutoff Date with respect to Subsequent Receivables, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing.

                  Under the Trust Agreement, there will be distributed on the fifteenth day of each month or, if such fifteenth day is not a Business Day, the next succeeding Business Day (the "Payment Date"), commencing in [_____] 200_ the Person in whose name this Trust Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date") such Certificateholder's fractional undivided interest in the amount to be distributed to Class R Certificateholders, if any, on such Payment Date. No payments will be paid on this Class R Certificate until the Class A Notes and the Class A Certificates have been paid in full.

                  The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders and the Class A
Certificateholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

                  It is the intent of the Seller, Servicer, the Depositor and Certificateholders that, for purposes of Federal income taxes, if the Certificates are treated as held by a single person, the Trust will be disregarded as an entity separate firm its owner and if the Certificates are treated or held by two or more persons, the Trust will be treated as a partnership and the Certificateholders will be treated as partners in that partnership. The Certificateholders by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with such treatment of, the Trust Certificates for such tax purposes.

                  Each Certificateholder, by its acceptance of a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, the Transferor or the Depositor, or join in any institution against the Trust, the Transferor or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

                  Distributions on this Trust Certificate will be made as provided in the Trust Agreement by or on behalf of the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Trust Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for the propose by the Owner Trustee in the Borough of Manhattan, The City of New York.

                  Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                                       __________________________ VEHICLE
                                       RECEIVABLES OWNER TRUST 200_-_

                                       By: _______________________________,
                                       not in its individual capacity but
                                       solely as Owner Trustee


Dated:                                 By:_________________________________

                        (Reverse of Trust Certificate)

                  The Trust Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, the Transferor, the Depositor, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Sale and Servicing Agreement. The Trust Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Trust Agreement at any time by the Seller and the Owner Trustee with the consent of the holders of the Notes and the Trust Certificates evidencing not less than a majority of the outstanding Notes and the Certificate Balance. Any such consent by the holder of this Trust Certificate shall be conclusive and binding on such holder and on all future holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Trust Certificates.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates in authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is _________________________.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Transferor may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Pool Balance is 15% or less of the Original Pool Balance.

                  The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ER1SA) that is subject to the provisions of Title 1 of ERISA, (b) a plan described in Section 4975(e)
(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                  The recitals contained herein shall be taken as the statements of the Depositor, the Transferor or the Servicer, as the case maybe, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                  ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________ Attorney to transfer said Trust
Certificate on the books of the Trust Certificate Registrar, with full power of substitution in the premises.

         The undersigned has requested an exchange or transfer of this Certificate in the form of an equal principal amount of Certificates evidenced by one or more Definitive Certificates, to be delivered to the undersigned or, in the case of a transfer of such Certificate, to such Person as the undersigned instructs the Trustee.

         In connection with such request and in respect of the Certificates surrendered to the Trustee herewith for transfer (the "Surrendered Certificate"), the Holder of such Surrendered Certificates hereby certifies that the Surrendered Certificate is being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the undersigned reasonably believes is purchasing the Surrendered Certificates for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144 and the Surrendered Certificate is being transferred in compliance with any applicable blue sky or securities laws of any state of the United States or any other applicable jurisdiction.

         This certificate and the statements contained herein are made for the benefit of the Issuer and the Owner Trustee. The undersigned acknowledges that the Issuer and the Owner Trustee will rely upon the undersigned's confirmation, acknowledgments and agreements set forth herein, and the undersigned agrees to notify the Owner Trustee promptly in writing if any of the undersigned's representations or warranties herein ceases to be accurate and complete.

Dated:
                                          *


                                          --------------------------------
                                          Signature Guaranteed:

                                          *

----------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                 EXHIBIT B

                                   [FORM OF]

                            CERTIFICATE OF TRUST OF

                   ____________________ VEHICLE RECEIVABLES
                              OWNER TRUST 200_-_

                  THIS Certificate of Trust of ________________ Vehicle Receivables Owner Trust 200_-_ (the "Trust"), dated as of _____________ ___, 200_, is being duly executed and filed by _____________________________, a
____________ as trustee to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

         1. Name. The name of the business trust formed hereby is ______________ Vehicle Receivables Owner Trust 200_-_.

         2. Delaware Trustee. The name and principal place of business of the trustee of the trust in the State of Delaware is _____________________.

         3. Effective Date. This Certificate of Trust will be effective ______________, 200_.

                 IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                                 _________________________________, not in its
                                 individual capacity but solely as Owner
                                 Trustee of the Trust.


                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title: